UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2004

                                 Xenomics, Inc.
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             (Exact name of registrant as specified in its charter)


             Florida                                        04-3721895
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  (State or other jurisdiction                             IRS Employer
of incorporation or organization)                       Identification No.)

                        420 Lexington Avenue, Suite 1701
                            New York, New York 10170
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 438-8290


         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

          On September 3, 2004, Xenomics, Inc. (the "Company") entered into a letter agreement with Dr. V. Randy White defining the terms of his employment with the Company as Chief Executive Officer (the "Letter Agreement"). The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On September 3, 2004, the Company entered into the Letter Agreement. On September 7, 2004, the Company issued a press release announcing that Dr. V. Randy White was appointed as the Company's Chief Executive Officer. A copy of the Letter Agreement is attached hereto as Exhibit
          99.1 and a copy of the press release is attached hereto as Exhibit 99.2, and each is incorporated herein by reference.

          Pursuant to the Letter Agreement, the Company will employ Dr. White for a period of 3 years commencing September 3, 2004. Dr. White will be paid an annual base salary of $215,000 in addition to a one-time consulting fee of $10,000 for his participation in a Company presentation in Germany. The Company has agreed to rent for Dr. White's benefit a studio apartment in New York, New York.

          Dr. White will be granted an aggregate 1,050,000 incentive stock options pursuant to the Company's stock option plan with an exercise price of $2.25 per share. 300,000 of such options shall vest on the first anniversary of the date of the Letter Agreement, 350,000 of such options shall vest on the second anniversary of the date of the Letter Agreement and 400,000 of such options shall vest on the third anniversary of the date of the Letter Agreement.

          In the event there is a sale of the Company for consideration exceeding $9.25 per share, Dr. White shall be entitled to a cash bonus of $500,000 and all of his unvested options shall immediately vest. In addition, at any time during the term of his employment, in the event the stock price of the common stock of the Company exceeds $9.25 for 60 consecutive trading days, all of Dr. White's unvested options shall immediately vest.

          During the term of his employment and for a period thereafter, Dr. White will be subject to non-competition and non-solicitation provisions, subject to standard exceptions.

          A definitive employment agreement which will replace the Letter Agreement is currently being negotiated and will be filed with Form 8-K when completed.

Item 9.01 Financial Statements and Exhibits.

          (c)       Exhibits.


                    Exhibit
                    Number                 Description
                    ------                 -----------

                    99.1 Letter Agreement dated September 3, 2004 between Xenomics, Inc. and Dr. Randy White.

                    99.2      Press Release dated September 7, 2004.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 9, 2004                         XENOMICS, INC.


                                                 By: /s/ Samuil Umansky
                                                    ---------------------------
                                                    Samuil Umansky
                                                    President

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